Filed Pursuant to Rule 497
Registration File Nos. 333-222463 & 811-23323

PROCURE ETF TRUST II
Procure Space ETF
(the “Fund”)

Supplement dated November 17, 2020 (“Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2020, as previously supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses and SAI.
This Supplement contains new and additional information and should be read in conjunction with the Prospectuses and SAI.
On September 23, 2020, the Board of Trustees of the Trust (the “Board”) approved a Fee Waiver/Expense Limitation Agreement between the Trust, on behalf of the Fund, and ProcureAM, LLC (the “Advisor”), as investment advisor of the Fund, whereby ProcureAM, LLC has contractually agreed to waive the Fund’s management fees and expenses and effectively reimburse fees incurred by the Fund in an amount that limits the Fund’s “Total Annual Fund Operating Expenses” (except brokerage and other transaction expenses including taxes; extraordinary legal fees or expenses, such as those for litigation or arbitration; extraordinary expenses; and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act) to not more than 0.75% of the daily net assets of the Fund until October 31, 2021. Accordingly, notwithstanding anything to the contrary in the Fund’s prospectus or statement of information, as of October 1, 2020 the Prospectus and Statement of Additional Information are revised in the manner set forth below.
1. Fees and Expenses:
Under “Fees and Expenses of the Fund” in the Fund Summary section of the Fund’s prospectuses, the following information replaces the corresponding information in its entirety:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.96%
Total Annual Fund Operating Expenses(1)	1.71%
Less Management Fee Reductions and/or Expense Reimbursements(1)	(0.96)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (1)	0.75%
(1)    ProcureAM, LLC (the “Advisor”) has contractually agreed, until October 31, 2021, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (except brokerage and other transaction expenses including taxes; extraordinary legal fees or expenses, such as those for litigation or arbitration; extraordinary expenses; and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act) to an amount not exceeding 0.75% of the Fund’s average daily net assets. Prior to October 31, 2021, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”).

Example.
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The return of 5% and estimated expenses are for illustration purposes only and should not be considered indicators of expected Fund expenses or performance, which may be greater or less than the estimates. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$77	$445	$838	$1,939
2. Investment Advisor:
Under “Investment Advisor” in the “Management” section of the Fund’s prospectus, the following information replaces the corresponding fifth paragraph in its entirety:
Under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Trust (except brokerage and other transaction expenses including taxes; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustees, and the Trust’s chief compliance officer; extraordinary expenses; distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and the advisory fee payable to the Advisor under the Advisory Agreement). The Advisor has contractually agreed to waive its expenses and reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses do not exceed 0.75% until October 31, 2021.
Investors Should Retain This Supplement for Future Reference